U.S. SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549


                                        FORM 8-K/A
                                    (Amendment No. 2)


                                      CURRENT REPORT


                           PURSUANT TO SECTION 13 OR 15(d) OF THE
                              SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 10, 2002


                                  FREESTAR TECHNOLOGIES
             (Exact name of registrant as specified in its charter)


                                         Nevada
             (State or jurisdiction of incorporation or organization)


                                         0-28749
                                (Commission File Number)


                                       88-0446457
                      (I.R.S. Employer Identification Number)


       Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo,
                              Dominican Republic
                   (Address of principal executive offices)


                  Registrant's telephone number:  (809) 503-5911


     1140 Avenue of The Americas, 10th Floor, New York, New York    10036
          Former name or former address, if changed since last report)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 10, 2002, the Registrant entered into an agreement with Heroya Investments Limited for the acquisition of privately held Rahaxi Processing Oy, a Northern European online credit card processing enterprise headquartered in Helsinki, Finland. The terms of the acquisition, valued at $4,300,000, provide for the Registrant to make incremental cash payments to the seller over the course of 13 months, and to collateralize the full value of the acquisition in the form of an equivalent amount of common stock of the Registrant. In addition, the seller shall be entitled to receive 10% of the net profits generated by Rahaxi for the first four quarters immediately following the closing date.

     On December 16, 2002, the parties to that agreement executed an amendment. Under this amendment, the purchase price of $4,300,000 is to be paid in restricted common stock of the Registrant and cash as follows:

     (a) The Registrant shall issue to Heroya 22,000,000 shares of common stock in consideration for 53.3% of Rahaxi's common stock outstanding (16 of 30 shares) no later than January 1, 2003.

     (b) The remainder of the purchase price ($2,008,100) is to be paid in cash, with payments due from February 16, 2003 to December 16, 2003. The Registrant may pay the entire balance of the purchase price in full at any time. To date, the Registrant has paid a total of $300,000 toward the cash purchase price.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     As a clarification to the Registrant's press release of December 16, 2002, the Company is in the process of acquiring Rahaxi. Rahaxi will not be considered to be a subsidiary of the Company, and its revenue included on the Registrant's books, until at least 50% ownership has been obtained. This will occur as soon as the 22,000,000 shares of common stock are issued, as set forth above.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements.

     The Registrant has determined that this acquisition, as soon as the shares of common stock are issued as set forth above, must comply with Rule 3.05(b)(1)(iii) of Regulation S-X, and therefore financial statements will be furnished for at least the two most recent fiscal years and any interim periods. It is impracticable to provide the required financial statements for this acquired business at the time this Form 8-K is filed; these will be filed as an amendment to this filing not later than 60 days after the filing of this report. Pro forma financial information will also be furnished in connection with this acquisition pursuant to
Article 11 of Regulation S-X.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             Freestar Technologies



Dated: December 23, 2002                     By: /s/ Paul Egan
                                             Paul Egan, President

                                    EXHIBIT INDEX

Number                              Exhibit Description

2.1     Acquisition Agreement between the Registrant and
        Heroya Investments Limited, effective on September 10, 2002 (the following schedules have been omitted:
        Schedule 1, books and records of Rahaxi; Schedule 2, draft employment agreements with Hans Turitz and Tony Horrell; and Schedule 3, list of clients introduced to Rahaxi by HEROYA) (incorporated by reference to
        Exhibit 2 of the Form 8-K filed on September 25, 2002).

2.2     Amendment 1 to Acquisition Agreement between the
        Registrant and Heroya Investments Limited, dated
        December 16, 2002 (see below).

                                   EX-2.2

                           ACQUISITION AGREEMENT

                                AMENDMENT  I

Pursuant to Section 12.3, Amendment, Parties in Interest, Assignment, Etc., of the agreement executed by and between FREESTAR TECHNOLOGIES, INC. ("FSTI"), and HEROYA INVESTMENTS LIMITED ("HEROYA") on the 30th day of August 2002, the Parties have on this 16th day of December 2002 agreed to amend the terms and conditions of certain Sections thereof as follows:

1. Purchase and Sale. Subject to the terms and conditions contained in this Agreement, on the Closing Date, FSTI shall purchase One Hundred percent (100%) of Rahaxi in exchange for Four Million Three Hundred Thousand US Dollars ($4,300,000), hereinafter referred to as the "Purchase Price", which shall be secured with guarantee(s), in the form of an equivalent amount of common stock of FSTI pursuant to Section 8.2. The Purchase Price shall be payable within 12 months from the date of closing, per the payment schedule described in Section 2.1.

2. Closing. The closing (the "Closing") of the sale and purchase of the Shares shall take place on December 16th, 2002, or at such other date, time or place as may be agreed upon in writing by the parties hereto, but not later than January 1st, 2003 (the "Termination Date"). The date of the Closing is sometimes herein referred to as the "Closing Date"

2.1 Payments, Payment Schedule.

a. The Purchase Price shall be paid in common stock of FSTI and in cash as follows:

     i.  FSTI shall issue to HEROYA twenty two million
         (22,000,000) shares of its common stock in consideration for fifty three point three percent
         (53.3%) of Rahaxi's common stock outstanding (16 of 30 shares) no later than January 1st 2003.

     ii. FSTI shall make a cash payment of Two Hundred Thousand
         US Dollars ($200,000) to HEROYA no later than February
         16th 2003 and receive an additional share of Rahaxi.

     iii. FSTI shall make a cash payment of Seventy Thousand US
         Dollars ($70,000) to HEROYA no later than March 16th
         2003 and receive an additional share of Rahaxi.

     iv. FSTI shall make a cash payment of Seventy Thousand US
         Dollars ($70,000) to HEROYA no later than April 16th 2003.

     v.  FSTI shall make a cash payment of Seventy Thousand US
         Dollars ($70,000) to HEROYA no later than May 16th 2003 and receive an additional share of Rahaxi.

     vi. FSTI shall make a cash payment of Seventy Thousand US
         Dollars ($70,000) to HEROYA no later than June 16th 2003.

     vii.FSTI shall make a cash payment of One Hundred and Fifty Thousand US Dollars ($150,000) to HEROYA no later than July 16th 2003 and receive an additional share of Rahaxi.

     viii. FSTI shall make a cash payment of One Hundred and Fifty Thousand US Dollars ($150,000) to HEROYA no later than August 16th 2003 and receive an additional share of Rahaxi.

     ix. FSTI shall make a cash payment of One Hundred and Fifty Thousand US Dollars ($150,000) to HEROYA no later than September 16th 2003 and receive an additional share of Rahaxi.

     x. FSTI shall make a cash payment of One Hundred and Fifty Thousand US Dollars ($150,000) to HEROYA no later than October 16th 2003 and receive an additional share of Rahaxi.

     xi. FSTI shall make a cash payment of Six Hundred Thousand
         US Dollars ($600,000) to HEROYA no later than November
         16th 2003 and receive four (4) additional shares of Rahaxi.

     xii. FSTI shall make a cash payment of Four Hundred and Seventy Thousand US Dollars ($470,000) to HEROYA no later than December 16th 2003 and receive four (3) additional shares of Rahaxi.

b.  FSTI may pay the entire Purchase Price in full at any time.

c. FSTI shall provide operating capital to Rahaxi as required to ensure adequate funding of Rahaxi's expenditure at all times, including scheduled technology upgrades (EMV, Release 6, IPG, etc.) commencing on February 1st 2003.

d. Title to the shares of Rahaxi will pass to FSTI simultaneously with each payment as mentioned in Section
2.1. a. hereabove.

e.  If FSTI fails to remit the payments mentioned in Section
2.1. a. (i -xii) and c., FSTI shall forfeit all rights hereunder save for 16 of the Rahaxi shares acquired pursuant to Section 2.1 a. If FSTI has failed to deliver
22,000,000 shares of FSTI common mentioned in Section 2.1.
a. i., and fails to remit the payments mentioned in Section
2.1. a. (i -xii) and c., FSTI shall forfeit all rights hereunder.

f.  The scheduled payment dates mentioned in Section 2.1. a.
hereabove refer to dates when funds are due free and clear in HEROYA's account.

g. From the Closing Date until December 16th 2003, HEROYA shall receive Ten percent (10%) of the net profits of Rahaxi irrespective of the numbers of shares actually acquired by FSTI.

8.2 Agreements, Conditions and Covenants. FSTI shall have performed or complied with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Closing Date in particular FSTI shall have transferred to HEROYA and validly pledged in favor of HEROYA common stock of FSTI in an equivalent amount of USD
4,300,000 as security for the performance of FTSI obligations under the present agreement. For the purpose of this Section
8.2., the amount of FSTI common stock transferred to HEROYA shall be based on $0.07 per share or such fully diluted, lower, share price which reflects any dilution subsequently arising from an increase in the number of shares outstanding in the FSTI as compared to the number of shares outstanding on the Closing Date.

This Amendment forms part of the abovementioned Agreement executed by and between FREESTAR TECHNOLOGIES, INC. ("FSTI"), and HEROYA INVESTMENTS LIMITED ("HEROYA") on the 30th day of August 2002. Sections mentioned hereabove replace and supersede corresponding Sections of the original Agreement between the Parties having been executed on the 30th day of August 2002 [effective on September 10, 2002].

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of this 16th day of December 2002.


AGREED TO:

AGREED TO:



FREESTAR TECHNOLOGIES, INC.                 HEROYA INVESTMENTS LIMITED



By:/s/  Paul Egan                           By:/s/  Hans Turitz
Paul Egan                                   Hans Turitz
President                                   Authorized Representative